UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): March 4, 2026

FIRST KEYSTONE CORPORATION (Exact name of registrant as specified in its Charter)

PENNSYLVANIA	000-21344	23-2249083
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.

111 West Front Street, Berwick, Pennsylvania	18603
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (570) 752-3671

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock	FKYS	OTCID

EXPLANATORY NOTE

On March 4, 2026, First Keystone Corporation (the “Corporation”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the first quarter dividend declaration. The Corporation is now filing this Amendment to the Original Form 8-K in order to amend the financial information as of the year ended December 31, 2025 furnished in Exhibit 99.1 to the Original Form 8-K to give effect to adjustments to the Corporation’s allowance for credit losses and related entries made subsequent to year-end.

ITEM 8.01.    OTHER EVENTS

On March 4, 2026, the Corporation filed the Original Form 8-K in which it furnished a copy of a press release announcing its declaration of the dividend for the first quarter of 2026 which contained key performance indicators and balance sheet measures as of December 31, 2025 and year-to-date income statement results as of December 31, 2025 (the “Original Press Release”). The Corporation is now filing this Amendment to furnish a revised press release (the “Revised Press Release”) to give effect to adjustments to the Corporation’s allowance for credit losses and related entries made subsequent to 2025 year-end.

The Original Press Release reported assets of $1,532,439,000 or an increase of 7.3% from December 31, 2024. The Revised Press Release reports assets of $1,530,977,000 as of December 31, 2025, an increase of 7.2% from 2024 year-end.

The Original Press Release reported total loans of $948,925,000, an increase of 0.1% from December 31, 2024. The Revised Press Release reports total loans of $948,425,000, a slight decrease from total loans of $948,451,000 as of December 31, 2024.

The Original Press Release reported net interest income of $37,717,000, an increase of 16.8% from December 31, 2024. The Revised Press Release reports net interest income of $37,651,000 as of December 31, 2025, an increase of 16.6% from 2024 year-end.

The Original Press Release reported net income of $7,622,000, an increase of 157.7% from December 31, 2024. The Revised Press Release reports net income of $6,152,000, an increase of 146.4% from 2024 year-end.

The Original Press Release reported net income per share of $1.22, an increase of 157.0% from 2024 year-end. The Revised Press Release reports net income per share of $0.99, an increase of 146.3% from December 31, 2024.

The Revised Press Release is attached enclosed as Exhibit 99.1 to this report and incorporated herein by reference. The information in Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(a)    Not applicable

(b)    Not applicable

(c)    Not applicable

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of First Keystone Corporation dated March 30, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, there unto duly authorized.

FIRST KEYSTONE CORPORATION
(Registrant)

By:	/s/ Jack W. Jones
Jack W. Jones
President and CEO

Date:	March 30, 2026